Exhibit 10.28

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT
AND ESCROW INSTRUCTIONS
THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (this “First Amendment”) is made as of the 13th day of March, 2012, by and between AGL/SLC MCEWEN NO. 2, LLC, a Delaware limited liability company (“Seller”), and KBS CAPITAL ADVISORS LLC, a Delaware limited liability company (“Purchaser”). In consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:
RECITALS
A.    Seller and Purchaser are parties to that certain Purchase and Sale Agreement and Escrow Instructions dated as of February 21, 2012 (the “Purchase Agreement”). All initially-capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement unless the context clearly indicates otherwise.
B.    Seller and Purchaser have agreed to modify the terms of the Purchase Agreement as set forth in this First Amendment.
NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intended to be legally bound, Seller and Purchaser agree as follows:
1.Recitals. The Recitals set forth above are hereby incorporated herein by reference as if the same were fully set forth herein.
2.    Inspection Period. The parties have agreed to extend the Inspection Period by two days. Accordingly, the first sentence of Section 3.3 of the Purchase Agreement is deleted in its entirety and replaced with the following:
“Purchaser will have until 5:00 p.m., Franklin, Tennessee time, on March 15, 2012 (the “Inspection Period”) and continuing through the Closing Date, to enter and investigate the Property and all matters relevant to its acquisition, ownership and operation.”
3.    Closing Date Unchanged. The Closing Date will not be modified by this First Amendment. Accordingly, Section 9.1(a) of the Purchase Agreement is deleted in its entirety and replaced with the following:
“(a)    Subject to Section 9.2 below, the closing of the purchase and sale transaction contemplated by this Agreement (the “Closing”) shall take place in the offices of the Title Company at a time mutually agreeable to Purchaser and Seller, but no later than 1:00 p.m. Pacific time, on (i) April 12, 2012, or (ii) such earlier date as may be mutually agreed to by the parties (the “Closing Date”).”

4.    Declaration Assignment Deleted. Section 9.3(k) of the Purchase Agreement is amended by:
(a)    Deleting “(i)” in the first line; and
(b)    Deleting the following from the end of such Section: “; and (ii) a recordable assignment, in form and substance satisfactory to Purchaser, assigning any and all developer, declarant or other related rights or interests of Seller (or any affiliate of Seller) in or under the Declarations, if Seller (or such affiliate) holds such rights or interests”.
5.    Effectiveness of Agreement. Except as modified by this First Amendment, all the terms of the Purchase Agreement shall remain unchanged and in full force and effect.
6.    Counterparts. This First Amendment may be executed in counterparts, and all counterparts together shall be construed as one document.
7.    Telecopied Signatures. A counterpart of this First Amendment that is signed by one party to this First Amendment and telecopied or emailed to the other party to this First Amendment or its counsel (i) shall have the same effect as an original signed counterpart of this First Amendment, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party’s execution of this First Amendment.
8.    Successors and Assigns. All of the terms and conditions of this First Amendment shall apply to benefit and bind the successors and assigns of the respective parties.
IN WITNESS WHEREOF, Seller and Purchaser have entered into this First Amendment to Purchase and Sale Agreement and Escrow Instructions as of the date first above stated.
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“SELLER”
AGL/SLC MCEWEN NO.2, LLC,
a Delaware limited liability company

By: /s/ Thomas M. Herzog
Name: Thomas M. Herzog
Title: Manager

“PURCHASER”
KBS CAPITAL ADVISORS LLC,
a Delaware limited liability company

By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer